UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 31, 2020

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, Texas 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

Blue Dolphin Energy Company (“Blue Dolphin”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually on December 31, 2020. At the Annual Meeting, stockholders considered proposals to: (i) elect five (5) director nominees, all of whom shall serve until the next annual meeting of stockholders, or in each case until their successors are duly elected and qualified, or until their earlier resignation or removal, (ii) ratify the selection of UHY LLP (“UHY”) as Blue Dolphin’s independent public accounting firm for the fiscal year ending December 31, 2020, (iii) approve, on an advisory basis, a non-binding vote on executive compensation (“Say On Pay”), (iv) approve, on an advisory basis, a non-binding vote on the frequency of Say On Pay votes, and (v) transact any other business that may properly come before the Annual Meeting. These matters were set forth in Blue Dolphin’s Proxy Statement for the Annual Meeting that was filed with the Securities and Exchange Commission on November 25, 2020 pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The voting results are set forth below:

1.
All director nominees were elected:

			Votes
	For	Against	Withheld	Broker Non-Votes
Jonathan P. Carroll	10,478,095	939	0	4,381
Amitav Misra	10,477,810	1,224	0	4,381
Christopher T. Morris	10,477,613	1,421	0	4,381
Ryan A. Bailey	10,478,095	939	0	4,381
Herbert N. Whitney	10,478,096	938	0	4,381

2.
UHY was ratified:

For	Against	Abstain	Broker Non-Votes
10,481,450	735	1,230	4,381

3.
Say On Pay was ratified:

For	Against	Abstain	Broker Non-Votes
10,470,525	6,094	2,415	4,381

4.
Say On Pay frequency was determined:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
78,493	6,596	10,388,986	4,573	4,381

No other business was presented or discussed during the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2021

Blue Dolphin Energy Company

By:	/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chairman of the Board, Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)